SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             Form 8-K


                          Current Report
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 2, 1997 (May 31, 1997)



                       NEXTEL COMMUNICATIONS, INC.
        (Exact name of registrant as specified in its charter)


    Delaware                     0-19656                    36-3939651
(State or other jurisdiction  (Commission File           (I.R.S. Employer
   of incorporation)             Number)                Identification No.)

1505 Farm Credit Drive, Suite 100, McLean, Virginia            22102
     (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:      (703) 394-3000



      (Former name or former address, if changed since last report)

Item 5.  Other Events.

         Nextel Communications, Inc. issued a press release on May 31, 1997 regarding a preliminary understanding concerning a bondholder consent solicitation and continuation of its accelerated buildout plan which press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (A)      Financial Statements of Business Acquired.
                  Not applicable.

         (B)      Pro Forma Financial Information.
                  Not applicable.

         (C)      Exhibits

Exhibit No.                                 Exhibit Description

99.1                                        Press Release dated May 31, 1997




                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEXTEL COMMUNICATIONS, INC.



Date: June 2, 1997                      By:   /s/Thomas J. Sidman
                                           Thomas J. Sidman
                                           Vice President and General Counsel

Exhibit No.                       Exhibit Description

99.1                              Press Release dated May 31, 1997